UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             JANUARY 5, 2006

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York

0-20214

11-2250488

(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue

Union, New Jersey 07083

(Address of principal executive offices)   (Zip code)

(908) 688-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01               Entry into a Material Definitive Agreement

Effective January 1, 2006, Bed Bath & Beyond Inc. has adopted the Bed Bath & Beyond Inc. Nonqualified Deferred Compensation Plan (the “Plan”) for the benefit of certain employees as described in the Plan.  A copy of the Plan is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits:

10.1         Bed Bath & Beyond Inc. Nonqualified Deferred Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: January 5, 2006	By:	/s/ Eugene A. Castagna
Eugene A. Castagna Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Bed Bath & Beyond Inc. Nonqualified Deferred Compensation Plan.